Exhibit 10(p)
FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of July 21, 2009 (this “Amendment”), to the Existing Credit Agreement (such capitalized terms and other capitalized terms used in this preamble and the recitals below shall have the meanings set forth in, or are defined by reference in, Article I below) is among GREIF, INC., a Delaware corporation (the “Company”), GREIF INTERNATIONAL HOLDING B.V., a private limited liability company (besloten vennootschap met beperlite aansprakelijkheid) incorporated and existing under the laws of The Netherlands with statutory seat in Amstelveen, The Netherlands (together with the Company, the “Borrowers” and each, a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the L/C Issuer are parties to the Credit Agreement, dated as of February 19, 2009 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrowers have requested that the Lenders amend and waive certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to make the amendments and waivers to the Existing Credit Agreement set forth below.
     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Amendment” is defined in the preamble.
     “Amendment Effective Date” is defined in Article IV.
     “Borrower” is defined in the preamble.
     “Company” is defined in the preamble.
     “Credit Agreement” is defined in the first recital.

     “Existing Credit Agreement” is defined in the first recital.
     “Senior Note Proceeds” is defined in Article III.
     “Senior Notes Due 2019” means the Company’s 7-3/4% Senior Notes due 2019.
     SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II.
     SECTION 2.1.1. Amendments to Article I. Section 1.01 of the Existing Credit Agreement is hereby amended by amending the following definitions in their entirety to read as follows:
     A.
     B. “Senior Note Documents” means, collectively, (a) the Indenture, dated as of February 9, 2007, between the Company, as Issuer, and U.S. Bank National Association, as Trustee; (b) the Indenture, to be dated as of July 28, 2009, among the Company and U.S. Bank National Association; (c) the Senior Notes; and (d) all other agreements, instruments and other documents pursuant to which the Senior Notes have been or will be issued or otherwise setting forth the terms of the Senior Notes.
     “Senior Notes” means, collectively, (a) the Company’s 6-3/4% Senior Notes due 2017 and (b) the Company’s 7-3/4% Senior Notes due 2019.
     C.
ARTICLE III
WAIVERS
     Pursuant to Section 10.01(a) of the Credit Agreement and clause (E) of the second proviso thereof, and in each case subject to the occurrence of the Amendment Effective Date and solely with respect to the cash Net Offering Proceeds from the issuance of the Senior Notes Due 2019 (the “Senior Note Proceeds”):
     (a) the undersigned, representing the Required Lenders and the Required Term Lenders, hereby agree that the Senior Note Proceeds shall not be applied to prepay the Term Facility, as otherwise required pursuant to Sections 2.05(b)(iv) and (v) of the Credit Agreement, and, accordingly, waive the requirements of Section 2.05(b)(v) of the Credit Agreement, that each prepayment of Loans be applied first to the Term Facility; and

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     (b) the undersigned, representing the L/C Issuers, the Swing Line Lenders, the Required Lenders and the Required U.S. Revolving Lenders, hereby agree that the Senior Note Proceeds shall not be applied to prepay L/C Borrowings or Swing Line Loans or Cash Collateralize L/C Obligations, as otherwise required pursuant to Sections 2.05(b)(iv) and (vi) of the Credit Agreement, and, accordingly, waive the requirements of Section 2.05(b)(vi) of the Credit Agreement, that prepayments of the Revolving Credit Facility be applied ratably to L/C Borrowings and Swing Line Loans and to Cash Collateralize L/C Obligations.
ARTICLE IV
II. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective on the date first written above (the “Amendment Effective Date”) when the following conditions have been met:
     SECTION 4.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrowers and the requisite Lenders.
     SECTION 4.2. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, if then invoiced.
     SECTION 4.3. Amendment Fee. The Administrative Agent shall have received, for the ratable benefit of each Lender (that has delivered its signature page in a manner and before the time set forth below), a non-refundable fee in an amount equal to 0.05% of the sum of (a) Total Outstandings and (b) aggregate unused Revolving Credit Commitments, in each case as of the Amendment Effective Date, but payable only to each such Lender that has delivered (including by way of facsimile or email) its executed signature page to this Amendment to the attention of William Karim at Mayer Brown LLP, 214 N. Tryon Street, Suite 3800, Charlotte, North Carolina 28202, facsimile number: 704-377-2033, email address: wkarim@mayerbrown.com, at or prior to 5:00 p.m. (Charlotte time) on July 21, 2009.
     SECTION 4.4. Senior Notes Due 2019. The Administrative Agent shall have received all documentation reasonably requested relating to the Senior Notes Due 2019, duly executed and delivered on behalf of the parties thereto, in form and substance satisfactory to the Administrative Agent.
     SECTION 4.5. Reduction in Revolving Credit Loans. Substantially simultaneously with the satisfaction of all other conditions within this Article IV, the Borrowers shall use the Senior Note Proceeds to repay the Revolving Credit Loans.
     SECTION 4.6. Affirmation and Consent. The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of an Affirmation and Consent, dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Loan Parties (other than the Borrowers).

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     SECTION 4.7. Other Documents. The Administrative Agent shall have received such other documents, agreements or information as the Administrative Agent, any Lender or counsel to the Administrative Agent may reasonably request.
ARTICLE V
MISCELLANEOUS
     SECTION 5.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.
     SECTION 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 5.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 5.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     SECTION 5.6. Full Force and Effect; Limited Amendment and Waiver. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement, the Collateral Documents and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, the Collateral Documents or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement, the Collateral Documents or any of the Loan Documents.
     SECTION 5.7. Representations and Warranties. To induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent and warrant to the Lenders on the Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 4.02(a) of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

GREIF, INC.
By:	/s/ Gary R. Martz
	Name:	Gary R. Martz
Senior Vice President

GREIF INTERNATIONAL HOLDING B.V.
By:	/s/ Gary R. Martz
	Name:	Gary R. Martz
Director

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Irene Bertozzi Bartenstein
	Name:	Irene Bertozzi Bartenstein
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Term Lender, U.S. Revolving Lender, Global Revolving Lender, L/C Issuer and Swing Line Lender
By:	/s/ Irene Bertozzi Bartenstein
	Name:	Irene Bertozzi Bartenstein
	Title:	Senior Vice President
First Amendment and Waiver to Credit
Agreement

JPMORGAN CHASE BANK, N.A., as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Sean M. Story
	Name:	Sean M. Story
	Title:	Associate

KEYBANK NATIONAL ASSOCIATION, as a Term Lender, U.S. Revolving Lender, Global Revolving Lender and L/C Issuer
By:	/s/ Marcel Fournier
	Name:	Marcel Fournier
	Title:	Vice President

US BANK NATIONAL ASSOCIATION, as a Term Lender, U.S. Revolving Lender, Global Revolving Lender, Swing Line Lender and L/C Issuer
By:	/s/ Robert P. Anderson
	Name:	Robert P. Anderson
	Title:	Vice President

THE HUNTINGTON NATIONAL BANK, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Jeff D. Blendick
	Name:	Jeff D. Blendick
	Title:	Vice President
First Amendment and Waiver to Credit
Agreement

CITIZENS BANK OF PENNSYLVANIA, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Stephen E. Girard
	Name:	Stephen E. Girard
	Title:	Vice President

AGFIRST FARM CREDIT BANK, as a Term Lender and U.S. Revolving Lender
By:	/s/ Matt Jeffords
	Name:	Matt Jeffords
	Title:	Assistant Vice President

FIFTH THIRD BANK, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Ryan D. Burgess
	Name:	Ryan D. Burgess
	Title:	Senior Vice President

NATIONAL CITY BANK, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Timothy J. Holmes
	Name:	Timothy J. Holmes
	Title:	Senior Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President
First Amendment and Waiver to Credit
Agreement

By:	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Managing Director

ING BANK N.V., DUBLIN BRANCH, as a U.S. Revolving Lender, Global Revolving Lender and Swing Line Lender
By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

By:	/s/ Shaun Hawley
	Name:	Shaun Hawley
	Title:	Vice President

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Term Lender and U.S. Revolving Lender
By:	/s/ Ralph M. Bowman
	Name:	Ralph M. Bowman
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Robert J. McArdle
	Name:	Robert J. McArdle
	Title:	First Vice President
First Amendment and Waiver to Credit
Agreement

THE NORTHERN TRUST COMPANY, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Jeffrey P. Sullivan
	Name:	Jeffrey P. Sullivan
	Title:	Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/w/ Derri Brito
	Name:	Derri Brito
	Title:	Authorized Signatory

UNION BANK, N.A., as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Christopher Freeman
	Name:	Christopher Freeman
	Title:	Vice President

COMERICA BANK, as a Term Lender, U.S. Revolving Lender and Global Revolving Lender
By:	/s/ Brandon Welling
	Name:	Brandon Welling
	Title:	Account Officer
First Amendment and Waiver to Credit
Agreement

FIRSTMERIT BANK, N.A., as a Term Lender and U.S. Revolving Lender
By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

FIRST COMMONWEALTH BANK, as a Term Lender and U.S. Revolving Lender
By:	/s/ Stephen J. Orban
	Name:	Stephen J. Orban
	Title:	Vice President

1ST FARM CREDIT SERVICES, PCA, as a Term Lender and U.S. Revolving Lender
By:
Name:
Title:

AMERICAN AGCREDIT, PCA, as a Term Lender and U.S. Revolving Lender
By:	/s/ Vern Zander
	Name:	Vern Zander
	Title:	Vice President

FARM CREDIT SERVICES OF THE MOUNTAIN PLAINS, PCA, as a Term Lender and U.S. Revolving Lender
By:	/s/ Bradley K. Leafgren
	Name:	Bradley K. Leafgren
	Title:	Vice President
First Amendment and Waiver to Credit
Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Term Lender and U.S. Revolving Lender
By:	/s/ Alfred S. Compton Jr.
	Name:	Alfred S. Compton, Jr.
	Title:	Senior Vice President/Managing Director
First Amendment and Waiver to Credit
Agreement